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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 13, 2001


   AMERICAN EXPRESS                      AMERICAN EXPRESS RECEIVABLES FINANCING
    CENTURION BANK                                   CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

       Utah           11-2869526      333-91473         Delaware          13-3854638      333-91473
 (State or Other        (I.R.S.       (Commission    (State or Other        (I.R.S.      (Commission
 Jurisdiction of       Employer         File           Jurisdiction of       Employer       File
 Incorporation or    Identification    Number)       Incorporation or    Identification    Number)
  Organization)         Number)                       Organization)          Number)

   6985 UnionPark Center                            World Financial Center
    Midvale, Utah 84047                                200 Vesey Street
       (801) 565-5000                              New York, New York 10285
                                                        (212) 640-4473

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

               N/A                                        N/A
(Former Name or Former Address, if    (Former Name or Former Address, if Changed
    Changed Since Last Report)                    Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On August 13, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $536,250,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-7, and $52,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-7, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.     Not Applicable.

Item 7.     Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

    Exhibit 99.01 Series Term Sheet, dated August 13, 2001, Class A
                  Floating Rate Asset Backed Certificates, Series 2001-7, and the Class B Floating Rate Asset Backed Certificates, Series 2001-7, of the American Express Credit Account Master Trust.

Item 8.     Not Applicable.

Item 9.     Not Applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:   /s/ John D. Koslow
                                              --------------------------
                                             Name:  John D. Koslow
                                             Title: Assistant Treasurer


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation II
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:   /s/ Leslie R. Scharfstein
                                              --------------------------------
                                             Name:  Leslie R. Scharfstein
                                             Title: President

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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 99.01 Series Term Sheet, dated August 13, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2001-7, and the Class B Floating Rate Asset Backed Certificates, Series 2001-7, of the American Express Credit Account Master Trust.